Corporate Presentation June 2023 Exhibit 99.2

Disclaimer and FLS This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include express or implied statements relating to Disc's management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc's current beliefs, expectations and assumptions regarding the future of Disc's business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.  Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Disc's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the adequacy of Disc's capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of Disc; the difficulty in predicting the time and cost of development of Disc's product candidates; Disc's plans to research, develop and commercialize its current and future product candidates; the timing of initiation of Disc's planned preclinical studies and clinical trials; the timing of the availability of data from Disc's clinical trials; Disc's ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of Disc's preclinical studies and clinical trials and the risk that the results of Disc's preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the other risks and uncertainties described in the “Risk Factors” section of the Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, and other documents filed by Disc from time to time with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Disc's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Disc is Building a Leading Company Dedicated to Treating Hematologic Diseases Fundamental & Validated Pathways Multiple Clinical Programs with Broad Potential Multiple Near-Term Catalysts Focus on Hematologic Disorders Immense medical need across a wide spectrum of disorders Predictive, objective endpoints Fundamental to red blood cell biology: iron and heme Clinical and genetic evidence of target mechanism in humans Bitopertin in Phase 2 DISC-0974 in Phase 1b/2  MWTX-003 is Phase 1-Ready Bitopertin Phase 2 data in EPP DISC-0974 Phase 1b data in MF and NDD-CKD Initiate Phase 1 MWTX-003 EPP (Erythropoietic Protoporphyria); XLP (X-linked Protoporphyria); MF (myelofibrosis); NDD (non-dialysis dependent) CKD (chronic kidney disease)

# Our Executive Team

## Deep experience building companies and bringing therapies to patients

**John Quisel, JD, PhD** | CEO & President



Former EVP & Chief Business Officer at Acceleron Pharma; 14 years through transformative Celgene partnerships, IPO and launch of Reblozyl®; led re-acquisition and positioning of sotatercept for PAH

**Brian MacDonald, MB, ChB, PhD** | Chief Innovation Officer



Founder and former Board Member of Disc Medicine; founder and CEO of Merganser Biotech; Previously at Zelos Therapeutics, 3-Dimensional Pharmaceuticals, GlaxoSmithKline

**Jonathan Yu, MBA** | Chief Business Officer



Qpex Biopharma (Co-founder), The Medicines Company, Acceleron Pharma, and Johnson & Johnson. Leadership roles in corporate strategy, finance and operations licensing, M&A, and commercial planning

**Srikanth Venkatraman, PhD** | SVP Chemistry



Merck and Schering-Plough, leadership roles in discovery, manufacturing and formulation, including for Victrelis® (boceprevir), first approved HCV protease inhibitor

**Hua Yang, PhD** | SVP Nonclinical R&D



Agios, Millennium / Takeda, BMS. Leadership positions in DMPK and Clinical Pharmacology, including for approved therapies IDHIFA® (enasidinib), TIBSOVO® (ivosidenib) and PYRUKIND® (mitapivat)

**Joanne Bryce, CPA** | Chief Financial Officer



Former CFO of Arkuda Therapeutics, Dyne Therapeutics, and Quartet Medicine; previously at WiTricity, Speedy Packets, Narrative Communications; Arthur Andersen

**Will Savage, MD, PhD** | Chief Medical Officer



Magenta Therapeutics and Shire / Takeda; Trained in Pediatric Hematology & Transfusion Medicine; Faculty at Harvard Medical School, Johns Hopkins University School of Medicine

**Rahul Khara, PharmD, JD** | General Counsel



Former VP Legal and Chief Compliance Officer at Acceleron Pharma, supported commercial launch of Reblozyl® and eventual acquisition by Merck; Arnold & Porter, LLP; Sidley Austin LLP

**Min Wu, PhD** | VP Biology



Proteostasis, FORMA, Agios, AVEO Oncology. Discovery and development across range of therapeutic areas including oncology and orphan disease including AATD, CF, lysosomal storage disease and others

**Jeremy Brinkerhoff, CPA** | VP Finance



Former Partner at CFGI, a portfolio company of The Carlyle Group and largest non-audit accounting advisory firm in US and focused on life science companies; Covidien; PwC

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# Targeting Fundamental Pathways that Impact the Biology of Red Blood Cells

**Iron and heme formation** play a central role in erythropoiesis


Iron
Heme
α-globin peptide
β-globin peptide

**Critical points of intervention** across multiple hematologic diseases

Wide Spectrum of Hematologic Diseases Addressable by Disc Portfolio (US and Europe)

Severe Rare (000s) → Moderate Prevalence (100K+)

| Diamond-Blackfan Anemia | Erythropoietic Porphyrias | Beta-Thalassemia | Anemia of Myelofibrosis | Myelodysplastic Syndromes | Sickle Cell Disease | Polycythemia Vera | Hereditary Hemochromatosis | IBD Anemia | CKD Anemia |
|---|---|---|---|---|---|---|---|---|---|
| ~ 5,000 (WW) | ~7,500 | 20,000+ | 30,000 | 200,000 | 200,000 | 200,000+ | 1 Million (US) | 1 Million+ (US) | 6 Million+ (US) |

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# Disc's Portfolio Addresses Broad Spectrum of Hematologic Disorders

| | **Heme Synthesis Modulation** | **Hepcidin Suppression** Increase Iron | **Hepcidin Induction** Reduce Iron |
|---|---|---|---|
| Lead Program (MOA) | **Bitopertin** (GlyT1 Inhibition) | **DISC-0974** (Anti-HJV mAb) | **MWTX-003** (Anti-TMPRSS6 mAb) |
| Range of Indications | EPP, DBA, other rare blood disorders | Anemia of MF, CKD, and other chronic diseases | PV, Beta-Thal, HH, other iron overload diseases |
| Development Status | Phase 2 studies in EPP<br>*Phase 2 in DBA – init. midyear '23* | Phase 1b/2 MF Anemia - ongoing<br>Phase 1b/2 NDD-CKD - ongoing | IND Accepted by FDA<br>*Phase 1 in HV – init. 2H'23* |

EPP (Erythropoietic Protoporphyria); XLP (X-linked Protoporphyria); MF (myelofibrosis); NDD (non-dialysis dependent) CKD (chronic kidney disease); DBA = diamond blackfan anemia; PV = polycythemia vera; HH = hereditary hemochromatosis; HV = healthy volunteers

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# Disc's Hematology-Focused Pipeline

## Multiple programs in development with pipeline-in-a-product potential

| Portfolio | Program | Preclinical | Phase 1 | Phase 2 | Near-Term Milestones |
|---|---|---|---|---|---|
| **Heme Biosynthesis Modulator** | **Bitopertin**† <br> GlyT1 Inhibitor <br> Oral, once-daily | Erythropoietic Porphyrias (EPP and XLP) – *Initiated July '22* <br> Diamond-Blackfan Anemia – *IND Accepted* | | | **EPP / XLP** <br> • BEACON data from all patients to be presented year-end 2023 <br> • AURORA data expected by year-end 2023, to be presented early 2024 <br> **DBA** <br> • Ph 2 trial initiation expected mid-year 2023 |
| Iron Modulation: **Hepcidin Suppression** Increase Iron | **DISC-0974**‡ <br> Anti-HJV monoclonal antibody <br> Subcutaneous, once-monthly | Anemia of Myelofibrosis (MF) – *Initiated June '22* <br> Anemia of Non-Dialysis Dependent Chronic Kidney Disease (CKD) – *Initiated Feb. '23* | | | **Myelofibrosis Anemia** <br> • Initial data expected by year-end 2023 <br> **CKD Anemia** <br> • Initial data expected by year-end 2023 |
| | **DISC-0998**‡ <br> Anti-HJV monoclonal antibody <br> Extended half-life | Anemia Associated with Inflammatory Diseases | | | |
| Iron Modulation: **Hepcidin Induction** Reduce Iron | **MWTX-003*** <br> Anti-TMPRSS6 <br> Monoclonal antibody | Polycythemia Vera and Diseases of Iron Overload / Ineffective Erythropoiesis | | | **Phase 1 Proof-of-Mechanism** <br> • Expect to initiate Phase 1 trial 2H'23 <br> • IND accepted |

† Bitopertin in-licensed from Roche; ‡ DISC-0974 and DISC-0998 in-licensed from Abbvie; *in-licensed from Mabwell

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# Projected Upcoming Milestones and Events

## Multiple catalysts expected beginning mid-year and through 2024

| Program | Indication | H1 2023 | H2 2023 | 2024 |
|---|---|---|---|---|
| **Bitopertin** Heme Synthesis Modulator | Erythropoietic Porphyrias (EPP and XLP) | • Initial Ph 2 BEACON presented at EHA | • Phase 2 BEACON data | • Phase 2 AURORA data (early 2024)<br>• End of Ph 2 Meeting |
| | Diamond-Blackfan Anemia (DBA) | • Initiate Ph 2 DBA trial (mid-year) | | • Initial Ph 2 DBA data |
| **DISC-0974** Hepcidin Suppression | Anemia of Myelofibrosis (MF) | | • Initial Ph 1b/2 MF data | • Ph 2 MF data |
| | Anemia of Chronic Kidney Disease (CKD) | • Initiate Ph 1b/2 CKD trial | • Initial Ph 1b/2 CKD data | • Ph 2 CKD data |
| **MWTX-003** Hepcidin Induction | Polycythemia Vera and Diseases of Iron Overload / Ineffective Erythropoiesis | | • Initiate Ph 1 SAD / MAD trial | • Phase 1 SAD / MAD data |

SAD = single ascending dose; MAD = multiple ascending dose

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Strong Projected Growth Trajectory Towards Building a Leading Hematology Company Establish Company Build Portfolio of Clinical Programs Demonstrate Phase 2 POC in Multiple Programs 2021-2022 Licensed bitopertin and MWTX-003; DISC-0974 and bitopertin enter the clinic; Series B financing and transition to public company 2024 and Beyond Positioned to enter potentially pivotal trials; expand range of indications and pipeline Initiate Phase 3 Studies and Expand Portfolio 2020 Series A and founding technology 2023 Initial Phase 2 patient data from bitopertin and DISC-0974; Additional trial initiations for bitopertin, DISC-0974, and MWTX-003

Bitopertin GlyT1 Inhibitor Heme Biosynthesis Modulation

Bitopertin: Investigational Oral, Selective GlyT1 Inhibitor In multiple clinical trials by Roche, bitopertin was observed to modulate heme biosynthesis by blocking uptake of glycine in erythrocytes Glycine Critical and initiating precursor for heme biosynthesis and is supplied by GlyT1 transporter Hemoglobin Protoporphyrin IX (PPIX) ALAS ALAD HMBS UROS UROD CPO PPO FECH ferrochelatase Heme Bitopertin Designed to block glycine uptake in RBCs by inhibiting GlyT1 +Succinyl CoA Porphyrin Synthesis Iron Heme Biosynthesis Pathway

Erythropoietic Protoporphyria (EPP) Rare, debilitating and lifelong condition characterized by extreme pain and damage to skin caused by light Genetic condition caused by defective heme biosynthesis – deficient enzyme ferrochelatase Lifelong and presents in early childhood Caused by accumulation of toxic metabolite PPIX XLP, mechanistically similar disease, also PPIX-related Debilitating and potentially life-threatening Skin: severe, disabling pain attacks (days), edema, burning Hepatobiliary disease: gallstones, liver dysfunction or failure Psychosocial well-being (fear, anxiety) and development No cure or disease-modifying treatment Avoid sun / light, protective clothing, window tinting, Zn/Ti Oxide One FDA-approved agent, afamelanotide, a surgically-implanted tanning agent EPP and XLP Prevalence: Approximately 7-8k+ addressable patients in US and Europe; recent genetic studies suggest number may be higher Sources: Deybach et al (2009) Orphanet Journal of Rare Diseases; American Porphyria Foundation; Dickey et al (2021) Genet. Med. Image sources: Daily Mail Australia (2019); FDA Scientific Workshop on EPP (2016); Buonuomo et al. (2014) Arch Dis Child

# PPIX is a Driver of Disease in EPP / XLP Patients

## Toxic and photo-active metabolite accumulates in RBCs and is transported to skin and other organs, causing damage

### Skin

- Porphyrin ring absorbs light and **emits energy and heat**
- Oxidative damage to endothelial capillaries and surrounding tissue, perivascular edema, complement activation
- Pain, burning sensation, swelling, inflammation, chronic skin lesions

### Psychosocial

- Issues with focus and concentration
- Lack of sleep, physical and social isolation
- Significant lifestyle modification, fear and anxiety


N
HN
NH
N
$HO_2C$
$CO_2H$

**Protoporphyrin IX**

### Hepatobiliary

- PPIX accumulation in bile canaliculae, causing oxidative damage
- Cholelithiasis requiring surgery or impaired liver function (~25%) and end-stage liver disease requiring transplant (2-5%)
- Clinical and biochemical surveillance

### Other Complications

- Nutritional deficiency resulting in osteoporosis and propensity for fractures, chronic alterations to skin (e.g. fragile), mild anemia

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# Bitopertin: Potential Disease-Modifying Treatment

## Designed to reduce disease-causing PPIX by limiting uptake of glycine into developing erythrocytes

**EPP and XLP Patients**
High PPIX Levels



Glycine
Heme
ALAS2
(+++)
FECH
Protoporphyrin IX
ALAD
PPOX
HMBS
UROS
UROD
CPOX

Mutations result in reservoir of pathologically high levels of PPIX

**Bitopertin Treatment**
Designed to Reduce PPIX Levels



↓ Glycine
Heme
ALAS2
(+++)
FECH
↓ Protoporphyrin IX
ALAD
PPOX
HMBS
UROS
UROD
CPOX

Potential first disease-modifying treatment for EPP and XLP

Figures adapted from Halloy et al. (2021) *Cell Chem Biol*

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# Bitopertin Reduced PPIX in Models of EPP / XLP

## Effects on PPIX have the potential to be disease-modifying

**_In vitro_ – EPP Model (K562 Cell)**
FECH$^{IVS3-48C/KO}$ Mutation



Free PPIX (pmol / 1x10⁶ cells)
25
0
-12
-10
-8
-6
Bitopertin log[M]
EC50 3.8 nM
↓ PPIX Levels by up to ~90%

**_In vivo_ - EPP Model (Mouse)**
FECH$^{m1pas}$ Missense Mutation



Free PPIX (MFI)
350
300
250
200
150
100
50
0
Control Diet
Bitopertin 100ppm
↓ PPIX Levels by 45%

**_In vivo_ - XLP Model (Mouse)**
ALAS2$^{Q548X}$ Gain-of-Function Mutation



Free PPIX (MFI)
100
90
80
50
40
30
20
10
0
Control Diet
Bitopertin 100ppm
↓ PPIX Levels by 73%

Bitopertin reduced PPIX, the driver of disease pathophysiology, and, based on the data, is expected to be disease-modifying

- Reductions in PPIX levels of ≥30% reported in literature to have a major impact on photosensitivity in patients†
- Bitopertin has been shown in an animal model of EPP (data presented at ASH 2022) to reduce liver fibrosis

Data presented at the 63rd ASH Annual Meeting (December 2021); Studies performed in collaboration with Boston Children's Hospital (PI: Paul Schmidt, Advisor: Mark Fleming)
Sources: † Heerfordt et al. (2016) *Br J. Dermatol.*; Wulf et al. (2019) *Photodiagn and Photodyn Ther*; Poh-Fitzpatrick (1997) *J Am Acad Derm*

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Bitopertin Robust Data Package Extensive non-clinical, CMC and clinical development has already been completed Non-Clinical CMC Clinical Genetic toxicity and Safety pharmacology Long-term GLP toxicology Juvenile GLP toxicology studies supporting patients ≥2 y/o Carcinogenicity studies Full reproductive GLP toxicology Metabolites fully qualified Commercial-scale production Optimized oral formulation (tablet and capsule) Highly stable molecule (at least 5 years) Healthy volunteer studies Drug-drug interaction studies Hepatic impairment Renal impairment TQT (heart rhythm) study Pharmacokinetics in patients of Asian descent 30+ Other clinical trials Note: Total clinical experience of bitopertin is extensive and includes 700+ HV and 4,000 patients in over 30 clinical trials; all trials referenced conducted by Roche

# BEACON Trial: Open-Label Ph 2 Trial in EPP / XLP

## Open-label, parallel-dose trial to establish POC and assess efficacy, safety in patients (N~22)

**Trial Design**

- Open-label, randomized
- EPP and XLP; 18 years +
- Two dose levels, parallel
- Not receiving afamelanotide
- Australia

**Treatment Arms**

- **20 mg QD Bitopertin**
- **60 mg QD Bitopertin**

Tx Duration: 24 weeks

Trial endpoints: Changes in blood PPIX levels, light tolerance, time to prodromal symptom (TTPS), QOL, safety, tolerability, and PK

Data availability: Initial, open-label, data presented at EHA; data on all patients to be presented by year-end

Time to prodromal symptom = the time until a patient experiences an early warning signal of a phototoxic attack, measured through a weekly sunlight challenge; QD = daily, Tx = treatment; POC = proof of concept; QOL = quality of life

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Initial BEACON Data: % Change in Whole-Blood PPIX PPIX data as of 7 April 2023 PPIX Changes Over Time Individual PPIX Data Whole-blood (WB) metal-free PPIX reduction was observed in trial participants Dose-dependent reductions were observed across broad range of baseline WB PPIX levels (140-3,410 µg/dL) Overall N 15 9 6 5 2 1 2 1 20mg 8 5 3 2 1 0 1 0 60mg 7 4 3 3 1 1 1 1 20 mg 8 5 3 2 1 0 1 0 60 mg 7 4 3 3 1 1 1 1 % Change in WB PPIX Study Day 0 -80 -20 0 15 29 43 71 113 169 -40 -60 Study Day 0 -80 -20 20 15 29 43 71 113 169 -40 -60 0 Overall 20 mg 60 mg 20 mg 60 mg 155 155 >40%

Light Tolerance: Time to First Prodromal Symptom Individual Patient Sunlight Challenges (20 mg QD) Additional data not visible due to y-axis scale include prodrome (*) after 2 minutes of sunlight and prodrome-free (*) challenge with 4 minutes of sunlight Sunlight challenge time for individual participant while receiving 20 mg of bitopertin. Participants could complete more than 1 sunlight exposure challenge per week and if a patient was unable to elicit a prodrome during a sunlight challenge (blue bars), the patient would record the amount of time that the patient chose to remain in sunlight >80x increase in sunlight challenge time Patient did not report a prodrome with sunlight challenge after Day 20 Sunlight Challenge Time (min) Study Day BL 0 100 200 300 400 20 27 41 47 63 82 88 96 125 147 154 4.5 min * 390 min >80x Prodrome-Free Prodrome Dose: 20 mg Baseline PPIX 2,740 µg/dL Day 71 Change in PPIX: -30% Day 155 Change in PPIX: -38% *

Light Tolerance: Time to First Prodromal Symptom Individual Patient Sunlight Challenges (60 mg QD) Sunlight challenge time for individual participant while receiving 60 mg of bitopertin. Participants could complete more than 1 sunlight exposure challenge per week and if a patient was unable to elicit a prodrome during a sunlight challenge (blue bars), the patient would record the amount of time that the patient chose to remain in sunlight Prodrome-Free Prodrome Dose: 60 mg Baseline PPIX 1,100 µg/dL Day 71 Change in PPIX: -59% Day 169 Change in PPIX: -72% Sunlight Challenge Time (min) Study Day BL 0 100 200 300 9 15 23 29 30 33 35 36 44 50 57 64 65 72 74 75 77 106 113 114 115 116 120 121 122 123 124 125 126 141 145 153 159 EOS >200x 1.25 min 255 min >200x increase in sunlight challenge time Patient did not report a prodrome with most sunlight challenges after Day 57

# Initial BEACON Data: Light Tolerance
## Days without Symptoms or Prodromes

- 96% reduction in patient-reported full phototoxic reactions*
- An increase in the proportion of total symptom-free days (no prodrome / early warning symptoms or full phototoxic reactions) with sun exposure was observed***



Relative Proportion
100%
80%
60%
40%
20%
0%
Screening
Bitopertin
25%
75%
0%
50%
Symptom-Free Days*
Prodrome-Free Sunlight Challenges**

| | Days w/ Sun Exposure | Sunlight Challenges |
|---|---|---|
| Screening | 163 | 42 |
| On-Treatment | 679 | 135 |

*as assessed with a daily diary; **as assessed with a weekly sunlight challenge; ***summed across all patients

Percentages calculated relative to total number of days with sunlight exposure (left) or total number of weekly sunlight exposure challenges (right) from all study participants (n=15) during screening or while receiving bitopertin (20 mg and 60 mg dose groups combined).

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Initial BEACON Data: Aggregated Light Tolerance Data Time to Prodrome and Weekly Total Time in Sunlight Time to prodrome during weekly sun exposure challenges averaged over a two-week period, including cumulative time in sunlight challenges where the patient did not report a prodrome (left); if a patient was unable to elicit a prodrome during a sunlight challenge, the patient would record the amount of time that the patient chose to remain in light. Data are averaged for 20 mg and 60 mg bitopertin dose groups combined. Average total time in sun recorded in daily sun exposure diaries over a one-week period for 20 mg and 60 mg bitopertin dose groups combined. Incomplete diary entries counted as zero minutes; The data for weeks 23 and 24 represents the available diary data for completed weeks at the time of the data cut-off and represents 1 subject Time to Prodrome Weekly Total Time in Sunlight No. of Subjects 15 13 14 11 8 4 5 1 1 2 2 1 No. of Challenges 42 27 30 25 13 8 10 2 1 12 5 2 No. of Subjects 15 14 13 11 8 5 4 3 2 2 2 2 1 No. of Diary Entries 163 55 64 39 28 20 21 13 12 13 11 11 7 Mean Time to Prodrome (min) Week 0 4 8 12 16 20 24 0 100 200 300 400 500 Mean Weekly Total Time in Sunlight (min) Week 0 4 8 12 16 20 24 0 600 900 1200 300 Patients reported an increase in average time to prodrome, and average total time patients were able to spend in the sun over a one-week period, for both 20 mg and 60 mg groups

Initial BEACON Data: Measures of Quality of Life QOL data may be entered at Day 43 ± 3 days and includes data from 1 participant who had not completed Day 43 visit; Responses at baseline or most recent visit while receiving bitopertin (combined 20/60 mg doses, n=10), subjects with data beyond Day 43 shown in blue; for subjects at Day 43, relative improvements noted in green and no change in grey; Responses based on replies to EPP Questionnaire Patient Global Impression of Change at Day 43 10/10 participants reported their EPP was much better (n=8) or a little better (n=2) Patient Global Impression of Severity at Day 43 9/10 participants reported their EPP was mild (n=3) or not at all severe (n=6) EPP Questionnaire “In the past 7 days, how much did having EPP impact your overall quality of life?” Not at all A little bit Somewhat Quite a bit Very much Subjects at Day 43 w/ improvement Subjects at Day 43 w/o improvement Subjects > Day 43

Initial BEACON Data: Safety and Tolerability Data as of 8 May 2023. Summaries include uncoded TEAEs categorized by verbatim terms; hgb = hemoglobin. Bitopertin 20 mg (n=8) Bitopertin 60 mg (n=7) Total (n=15) Total Number of TEAEs (all Grade 1) 8 8 16 Subjects with any TEAE (all Grade 1) 6 (75%) 6 (86%) 12 (80%) TEAEs reported in >1 subject Dizziness 4 (50%) 5 (71%) 9 (60%) Headache 2 (25%) 1 (14%) 3 (20%) No reported serious adverse events No observed meaningful changes in mean hgb levels No reported discontinuations or dose reductions All reported TEAEs were Grade 1 in severity and transient (median / mean time to resolution, 0.5 / 2 days)

# AURORA Trial: Ph 2 Trial in EPP

## Randomized, Double-Blind, Placebo Controlled trial to assess efficacy, safety in patients (N~75)

| Trial Design | Treatment Arms |
|---|---|
| • Double-blind, placebo-controlled (1:1:1)<br>• EPP; 18 years +<br>• Stratified by light tolerance<br>• Not receiving afamelanotide<br>• US | Placebo<br>20 mg QD Bitopertin<br>60 mg QD Bitopertin<br>Tx Duration: 17 weeks |

Trial endpoints: Changes in blood PPIX levels, time in daylight without pain, light tolerance, time to prodromal symptom (TTPS), QOL, safety / tolerability

Data availability: Data expected by year-end 2023, to be presented early 2024

Time to prodromal symptom = the time until a patient experiences an early warning signal of a phototoxic attack, measured through a weekly sunlight challenge; QD = daily, Tx = treatment; POC = proof of concept; QOL = quality of life

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Glycine Hemoglobin Heme Porphyrins + Globin + Iron + Succinyl CoA Porphyrin Toxicity Erythropoietic Protoporphyria X-Linked Protoporphyria Congenital Erythropoietic Porphyria Hepatic Porphyrias Heme Toxicity Diamond-Blackfan Anemia Myelodysplastic Syndromes Globin Toxicity Beta-Thalassemia Sickle Cell Disease Mature red blood cells (RBCs) Excess RBCs Polycythemia Vera Multiple Additional Potential Applications of Bitopertin Inhibiting heme synthesis with bitopertin has potential to address a wide range of hematologic diseases bold (trial ongoing) / bold (trial planned)

Hepcidin Modulation Iron Homeostasis

Iron is Fundamental to RBC Biology Hepcidin is a regulatory hormone that plays a central role in iron metabolism and homeostasis GI Tract Iron Intake Spleen Iron Storage Hepcidin Gatekeeper Function: Blocks iron absorption and recycling RBC Production in Bone Marrow Induced by Inflammation

Hepcidin is a Therapeutic Target for Diseases Dysregulated hepcidin drives a wide range of hematologic diseases Anemias of Inflammatory Disease Myelofibrosis Chronic Kidney Disease Autoimmune / Inflammatory Disorders Iron Overload and Excess Red Blood Cell Disorders Polycythemia Vera Hereditary Hemochromatosis Myelodysplastic Syndromes High Hepcidin Low Hepcidin Regulated erythropoiesis Regulated iron Restricted Iron Iron Overload DISC-0974 MWTX-003

DISC-0974: Novel Anti-HJV mAb to Suppress Hepcidin Designed to enhance iron availability to address a wide range of hematologic disorders Releases iron stores Enables GI absorption Increases Iron Reduces Hepcidin Inhibits endogenous production of hepcidin Potential to treat wide range of anemias Enables RBC Production

Anemia of Inflammation or Chronic Disease Inflammation caused by a wide range of conditions results in anemia due to elevated hepcidin Anemia of inflammation (also called Anemia of Chronic Disease or ACD) is the 2nd most common form of anemia Estimated 40% of all anemias are driven by or have an inflammatory component Hepcidin is up-regulated and correlates with anemia, driven by inflammation Anemia Types US Prev. Est. % Anemic Myelofibrosis (MF) 16-18.5K 87% Chronic Kidney Disease (CKD) 37 MM 17-50% Inflammatory Bowel Disease 1.6 MM 25-35% Anemia of Cancer 17 MM 35-80% Systemic Lupus Erythematosus 210K 50% Sources: Weiss (2019); Maccio (2014); Tefferi (2012); Lupus Foundation; Stauffer (2014); Filmann (2014); Koutroubakis (2015); Crohn’s and Colitis Foundation

Genetic validation in patients with Juvenile Hemochromatosis (lower hepcidin and elevated iron levels) Loss-of-function mutations in HJV are phenotypically indistinguishable from mutations in HAMP (hepcidin) gene Functionally specific to hepcidin / iron Tissue specific expression primarily in the liver Inhibiting Hemojuvelin (HJV) Prevents Hepcidin Expression and Increases Iron Sources: Finberg et al, (2010) Blood; Zhang et al, (2010) J Biol Chem Targeting Hemojuvelin (HJV) to Suppress Hepcidin Critical and specific target for hepcidin expression

DISC-0974 Mechanism of Action Designed to reduce hepcidin and increase serum iron levels Potent and rapid effects on hepcidin and iron with single 5 mg / kg dose (NHP) Days DISC-0974 mAb binds to and prevents signaling through hemojuvelin (HJV) co-receptor x

Phase 1 SAD Trial in Healthy Volunteers Established proof-of-mechanism based on hepcidin and iron parameters Dose Level 7 mg IV 6 Treated / 2 Placebo Dose Level 14 mg SC 6 Treated / 2 Placebo Dose Level 28 mg SC 6 Treated / 2 Placebo Assessment of safety, PK, hepcidin and iron after each dose level Single-ascending dose in ≥32 healthy volunteers Key outcome measures: Safety and PK Hepcidin level, serum iron level, % TSAT Dose escalation until TSAT > 40% for at least 2 weeks Dose levels: 7 mg dose (IV); 14, 28 and 56 mg doses (SC) Trial Design Dose Level 56 mg SC 6 Treated / 2 Placebo Final Escalation Cohort - Dosing Complete TSAT = transferrin saturation; IV = intravenous; SC = subcutaneous

DISC-0974 Phase 1 SAD Data Dosing of DISC-0974 demonstrated a reduction of hepcidin and iron mobilization DISC-0974 Increased TSAT DISC-0974 Reduced Hepcidin Production TSAT = transferrin saturation; SAD = single ascending dose

DISC-0974 Phase 1 SAD Data (cont.) Top dose (56 mg) pharmacodynamic activity improved key clinical parameters (> 1g/dL Hgb) 56 mg SC Placebo Hgb = hemoglobin; SAD = single ascending dose

DISC-0974 Phase 1 SAD Safety Safety profile was consistent with selective target biology and preclinical studies; no serious or AEs > Grade 1 Total n=42 Pooled Placebo n=10 7 mg IV n=8 14 mg SC n=6 28 mg SC n=6 28 mg IV n=6 56 mg SC n=6 Diarrhea 1 (2.4) 1 (10.0) 0 0 0 0 0 Dizziness 2 (4.8) 0 0 0 0 1 (16.7) 1 (16.7) Dyspepsia 1 (2.4) 0 0 0 0 0 1 (16.7) Eye pruritis 1 (2.4) 0 0 0 1 (16.7) 0 0 Peripheral swelling 1 (2.4) 0 0 0 0 1 (16.7) 0 Headache 1 (2.4) 0 0 0 1 (16.7) 0 0 Myalgia 1 (2.4) 0 0 0 0 0 1 (16.7) Nasal congestion 1 (2.4) 0 0 0 0 0 1 (16.7) Pain in extremity 1 (2.4) 1 (10.0) 0 0 0 0 0 Seasonal allergy 1 (2.4) 0 0 0 1 (16.7) 0 0 Vessel puncture site bruise 1 (2.4) 1 (10.0) 0 0 0 0 0 Vomiting 1 (2.4) 1 (10.0) 0 0 0 0 0

DISC-0974 Development Strategy Aim to demonstrate POC in anemia of MF and CKD Establish POM in Healthy Volunteers Ph 1b / 2a in MF Patients with Transfusion-Dependent Anemia – Ongoing Ph 1b / 2a in CKD Patients with Anemia (Non-Dialysis Dependent) – Ongoing Expansion in Other Forms of Anemia of Inflammation Initiate studies to demonstrate POC Plan to assess safety, PK, hepcidin, iron, hemoglobin and transfusion burden (MF) and others

DISC-0974: Anemia of Inflammation Initiate development in parallel in anemias of MF and NDD-CKD Anemia of Myelofibrosis (MF) Anemia of CKD (NDD and DD) Est. # Patients 16,000 to 18,500 patients (US alone) 5 to 6 million patients (US alone) Etiology of Anemia High hepcidin from inflammation JAKi’s worsen anemia; Loss of marrow function High hepcidin from inflammation & poor renal clearance Compromised erythropoietin production Unmet Medical Needs Severe and difficult to treat; high transfusion burden No approved or effective anemia therapy Anemia limits optimal JAKi treatment Majority patients untreated or under-treated ESAs restricted due to safety and black box Mean Hb 9.3 g/dL in patients initiating dialysis NDD: Non-Dialysis Dependent; DD: Dialysis Dependent

Hepcidin is a Key Driver of MF Anemia Clinical POC* that inhibiting hepcidin axis can impact Hb Levels Source: Pardanani et al (2013) Am. J. Hematol; Oh et al., (2020) Blood Adv: TI-R: Transfusion-Independent for > 12 weeks by week 24; TI-NR: Transfusion Independent Non-Response; *from third party Hepcidin Levels are Elevated in MF ~ 12x higher than control and associated with severity of anemia and transfusion burden Median % change in Hb from baseline Clinical Proof-of-Principle Hepcidin suppression increased Hb and reduced transfusion burden (41% TI and 85% transfusion reduction) Week 2 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline or Pre-TI-R Median % change in hemoglobin (Q1, Q3) 35 30 25 20 15 10 5 0 -5 -10 -15 TI-NR TI-R 6.5 6 5.5 5 4.5 4 3.5 High Intermediate-2 Intermediate-1 Low Hepcidin logscale Myelofibrosis Risk Score MF Patients Median 156,279 pg/mL Control Group Median 13,449 pg/mL Hepcidin levels are 12x higher in MF patients (p<0.0001)

DISC-0974 Lowered Hepcidin in Inflammation Model

NHP: IL6-induced hepcidin and hypoferremia

↓ DISC-0974 Reduced Hepcidin Production



Hepcidin AUC0-24h (ng h/mL)
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2000
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Vehicle
IL-6+'974
0.6mpk
IL-6+'974
6mpk

↑ **DISC-0974 Increased Serum Iron Levels**



Serum Iron AUC0-24h (ugxh/dL)
10000
6000
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0.6mpk
IL-6+'974
6mpk

Similar effects in animal models of infection-induced hypoferremia, IRIDA and anemia of inflammation

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# Phase 1b / 2 Trial in MF Anemia

## Aim to evaluate efficacy and safety and position program for pivotal trial; Ph 1b data expected by year-end 2023

### Phase 1b Dose Escalation in Pts

**Design**

- N =1-9 per cohort†, initial dose: 14 mg SC
- Open-label, adaptive design (BOIN), accelerated titration
- Receiving transfusions or Hb < 10 g/dL
- Key endpoints: Hemoglobin, Iron, Hepcidin

Treatment Duration: 6 cycles (q28d)

### Phase 2 Trial Focused on Transfusion-Dependent (TD) Patients

**Patient Population**

- N ~ 26
- Severity: DIPSS INT-2/High
- Transfusion Dependent
- +/- JAK inhibitor permitted

→

**Design**

- Open-label
- Flexibility to add additional exploratory cohorts
- Key endpoints:
  - Transfusion-independence (TI)
  - Hb, Iron, Hepcidin, hematologic parameters

→

**Study Arms**

DISC-0974 in TD MF

Treatment Duration: 6 months (q28d)

†Note: In Part 1, expect one patient per cohort until iron mechanism is engaged; TD MF = transfusion-dependent myelofibrosis

43

Hepcidin is a Key Driver of CKD Anemia Clinical POC* that inhibiting hepcidin axis can impact Hb levels Sources: Troutt et al. (2013), J Clin Lab Analy; Sheetz et al. (2019) Br J Clin Pharmacol. (2019); *from third party Clinical Proof-of-Principle* Hepcidin inhibition via single dose of mechanistically similar BMP-6 mAb increases Hb in dialysis patients Hepcidin Levels Elevated in CKD Patients ~20x higher than healthy subjects and increases with disease severity Healthy Subjects 0.001 0.1 10 1000 CKD Patients Hepcidin-25 (µg/L) 3.0 ± 0.5 60.4 ± 6.1* *P < 0.001 vs. healthy 3 2 1 0 -1 -2 Hb – Absolute change relative to baseline (g/dL) 0 7 14 21 28 35 42 49 56 63 70 77 84 91 Time (day)

DISC-0974 Improved Anemia in Model of CKD Rat Model of Adenine Diet-Induced CKD 1.7 g/dL vs. Vehicle DISC-0974 Reduced Hepcidin Expression DISC-0974 Increased Serum Iron DISC-0974 Increased Hemoglobin Levels Red:0.75% Adenine + DISC-0974 (20 mg/kg) Blue:0.75% Adenine + Vehicle Red:0.75% Adenine + DISC-0974 (20 mg/kg) Blue:0.75% Adenine + Vehicle 0.75% Adenine + DISC-0974 0.75% Adenine + Vehicle Fold Expression (normalized to vehicle control) 80 60 40 20 0 umol/L 14 13 12 11 10 9 8 g/dL 0 10 20 30 40 Days 0 10 20 30 40 Days 2.0 1.5 1.0 0.5 0.0

Phase 1b / 2a POC Trial in NDD-CKD Anemia Aim to evaluate efficacy and safety in non-dialysis dependent patients 28 mg 40 mg 60 mg Dose TBD x 3 (Once-monthly) Phase 1b Single-Ascending Dose Treatment Duration: 3 months (q28d) Stage II-V CKD; Adult Not receiving dialysis Hb (g/dL) < 10.5 (F), 11 (M) Exclude iron-deficient anemia by ferritin and TSAT Key Endpoints / Measures: Change in hemoglobin; iron, hepcidin, and other hematologic parameters, safety / tolerability Trial Population Phase 2a Open-Label, Multiple-Dose N=8 per Cohort (6 Active, 2 Placebo) Assessment of safety, PK, hepcidin and iron after each dose level DISC-0974 (n=12); Placebo (n=4) Data availability: Initial data expected by year-end 2023 90 mg

Anti-TMPRSS6 mAb Induces Hepcidin Designed to limit iron levels with potential to address a wide range of hematologic disorders Promotes Iron Restriction Decreases GI Absorption Limits Iron Availability Increases Hepcidin Enables Endogenous Production of Hepcidin Erythrocytosis (PV) Ineffective Erythropoiesis Iron Overload Modulates RBC Production

Genetic validation in patients with IRIDA (Iron-Refractory Iron Deficiency Anemia) LOF TMPRSS6 mutation increases hepcidin and reduces iron availability Functionally specific to hepcidin / iron Tissue specific expression primarily in the liver Targeting TMPRSS6 to Increase Hepcidin Potent, specific target controls endogenous hepcidin production Inhibiting TMPRSS6 with an Antibody Enables Hepcidin Production to Suppress Iron TMPRSS6 selectively degrades HJV TMPRSS6

# MWTX-003 Effects in Non-Human Primates

## Resulted in deep and sustained suppression of serum iron levels

Single dose of MWTX-003 resulted in ~ 70% suppression of serum iron lasting 3 weeks



30 mg/kg
30 mg/kg
150 mg/kg
150 mg/kg
Serum Iron (μmol/L)
25
20
15
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5
0
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Time (days)

- Potent PD effects observed across multiple preclinical studies consistent with TMPRSS6 inhibition
  - Hepcidin: 3-4 fold induction
  - Serum iron: ~ 60-70% suppression
- MWTX-003 demonstrated excellent safety profile in non-clinical GLP safety studies disc medicine

*Chen B. et al Blood* (2021) 138 (Supplement 1): 941, ASH 2021 Annual Meeting

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Effects in HbbTh3/+ Model of Beta-Thalassemia Significant effects on hallmarks of disease including iron overload, ineffective erythropoiesis and splenomegaly were observed HbbTh3/+ mice were treated with the lead anti-TMPRSS6 antibody at 10 mg/kg IP for 4 weeks ↓ Serum and Liver Iron 60-65% Reduction ↑ Hepcidin Production Up to 4-fold (mRNA) ↑ RBC Production ↓ Spleen Weight Chen B. et al Blood (2021) 138 (Supplement 1): 941, ASH 2021 Annual Meeting

MTWX-003 Development Plans Aim to establish phase 1 proof-of-mechanism and advance program into POC studies with focus on Polycythemia Vera Phase 1 SAD / MAD in HV Plan to Initiate 2H’23 Phase 2 Proof-of-Concept Trial in Polycythemia Vera Additional POC Studies in a Range of Indications Demonstrate proof-of-mechanism (hepcidin, iron, hematologic parameters) Strong proof of therapeutic hypothesis; clarity on regulatory development path Assess safety, PK, hepcidin, iron, hematologic parameters; %Hct and requirement for phlebotomy Hereditary Hemochromatosis Beta-thalassemia Myelodysplastic Syndromes Hct = hematocrit; HV = healthy volunteers

Disc is Building a Leading Company Dedicated to Treating Hematologic Diseases Focused on fundamental and well-validated pathways that affect heme biosynthesis and iron homeostasis Initial data DISC-0974 Phase 1b/2 trials in anemias of NDD-CKD and MF; data from bitopertin Phase 2 trials in EPP / XLP Bitopertin (Phase 2): Potential 1st disease-modifying treatment for debilitating, orphan diseases EPP / XLP DISC-0974 (Phase 1b/2): Targeting anemia of inflammation opportunity with non-ESA mechanism MWTX-003 (IND accepted): Targeting polycythemia vera and disease of iron overload Leadership with deep experience developing and commercializing therapies; strong balance sheet with support from top-tier healthcare investors Clinical-stage biopharmaceutical company developing therapies for hematologic diseases Portfolio of 3 distinct “pipeline-in-a-product” programs with broad applications and opportunity for growth Entering catalyst-rich period with multiple data read-outs anticipated across portfolio in next 6-12 months Strong foundation positions us to build Disc into a leading hematology company

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